Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Harvey-FLM, LLC	Harvey Ford, LLC
(DE/LA)	(DE/LA)
dba	dba
Don Bohn Lincoln Mercury	Don Bohn Ford
Don Bohn Superstore	Don Bohn Used Cars

Bohn Holdings, Inc.	Harvey-SM, LLC
(DE)	(DE/LA)

Harvey GM, LLC	Harvey Operations-T, LLC
(DE/LA)	(DE/LA)
dba	dba
Don Bohn Buick, Pontiac GMC	Bohn Brothers Toyota
Don Bohn Used Cars	Bohn Brothers Scion

Bohn Holdings-F, Inc.	Bohn Holdings-S, Inc.
(DE)	(DE)

Bohn-FII, LLC	Bohn Holdings, LLC
(DE/LA)	(DE/LA)

Kutz-N, Ltd.	Chaperral Dodge, Ltd.
(TX)	(TX)
dba	dba
Courtesy Nissan	Dallas Dodge Chrysler Jeep

Rockwall Automotive-F, Ltd.	Rockwall Automotive-DCD, Ltd.
(TX)	(TX)
dba	(dba
Rockwall Ford-Mercury	Rockwall Dodge
Rockwall Chrysler Jeep Dodge

Jim Tidwell Ford, Inc.	GPI Atlanta-T, Inc.
(DE/GA)	(DE/GA)
dba	dba
Jim Tidwell Ford	World Toyota
Group 1 Atlanta	World Toyota Collision & Glass Center
Group 1 Automotive – Southeast Region	World Scion

GPI Atlanta-FLM II, Inc.	GPI Atlanta-FLM, Inc.
(DE/GA)	(DE/GA)
dba	dba
Alpharetta Lincoln Mercury	Snellville Lincoln Mercury

Subsidiaries of Group 1 Automotive, Inc.

Perimeter Ford, Inc.	GPI Atlanta-F, Inc.
(DE/GA)	(GA)
dba
Stone Mountain Ford
World Ford Stone Mountain

Courtesy Ford, LLC	Gulf Breeze Ford, LLC
(DE/FL)	(DE/FL)
dba	(dba
World Ford Kendall	Gulf Breeze Ford

Key Ford, LLC	Koons Ford, LLC
(DE/FL)	(DE/FL)
dba	dba
World Ford Pensacola	World Ford Pembroke Pines

NY-FV, Inc.	NY-FVII, Inc.
(DE/NY)	(DE/NY)
dba	dba
Hassel Volvo Glen Cove	Hassel Volvo Huntington
Hassel Volvo	Hassel Volvo
Hassel Auto Group	Hassel Auto Group

NY-SB, Inc.
(DE/NY)
dba
Hassel BMW
Hassel MINI
Hassel Auto Group

Bob Howard Automotive-East, Inc.	Bob Howard Dodge, Inc.
(OK)	(OK)
dba	dba
South Pointe Chevrolet	Bob Howard Dodge Chrysler Jeep

Bob Howard Chevrolet, Inc.	Bob Howard Motors, Inc.
(OK)	(OK)
dba	dba
Howard Chevrolet	Bob Howard Toyota
Bob Howard Scion

Howard Pontiac-GMC, Inc.	Howard-GM II, Inc.
(OK)	(DE/OK)
dba	dba
Bob Howard Automall	Smicklas Chevrolet

Subsidiaries of Group 1 Automotive, Inc.

Howard-DCII, Inc.	Howard-GM, Inc.
(DE/OK)	(DE/OK)
dba	dba
Crown Auto World	Bob Howard Pontiac
Crown Jeep	Bob Howard GMC Truck
Bob Howard Crown Jeep	Bob Howard Buick Pontiac-GMC
Bob Howard Crown Chrysler Jeep

Howard Ford, Inc.	Howard-GMIII, Inc.
(DE/OK)	(DE/OK)
dba
Bob Howard Downtown Ford Lincoln-Mercury
Bob Howard Downtown Lincoln-Mercury
Bob Howard Downtown Ford
Lincoln Mercury of Oklahoma City

Howard-H, Inc.	Howard-HA, Inc.
(DE/OK)	(DE/OK)
dba	dba
Bob Howard Honda	Bob Howard Acura

Howard-SB, Inc.	Bob Howard Nissan, Inc.
(DE/OK)	(OK)
dba
Crown BMW

Howard-DCIII, LLC	Howard-FLMII, Inc.
(DE/OK)	(DE)
dba
Bob Howard Downtown Dodge

GPI KS-SV, LLC	GPI KS-SB, Inc.
(DE/KS)	(DE/KS)
dba	dba
Baron Volkswagen	Baron BMW
Baron MINI

Howard-SI, Inc.	Ira Automotive Group, LLC
(DE/OK)	(DE/MA)

Danvers-DCII, Inc.	Danvers-N, Inc.
(DE/MA)	(DE/MA)
dba	dba
Ira Dodge-Medford	Ira Nissan Tewksbury

Danvers-NII, Inc.	Danvers-SU, LLC
(DE/MA)	(DE/MA)
dba	dba
Ira Nissan Woburn	Ira Subaru

Subsidiaries of Group 1 Automotive, Inc.

Danvers-TIII, Inc.	Danvers-SB, Inc.
(DE/MA)	(DE/MA)
dba	dba
Ira Toyota III	Ira BMW of Stratham
Ira Scion III	BMW of Stratham

Danvers-T, Inc.	Danvers-TII, Inc.
(DE/MA)	(DE/MA)
dba	dba
Ira Toyota	Ira Toyota II
Ira Scion	Ira Scion II

Danvers-S, Inc.	GPI NH-T, Inc.
(DE/MA)	(DE/NH)
dba	dba
Ira Mazda	Ira Toyota of Manchester
Ira Porsche	Ira Lexus of Manchester
Ira Audi	Ira Scion of Manchester

Danvers-TL, Inc.	GPI NH-TL, Inc.
(DE/MA)	(DE/NH)
dba
Ira Lexus

Danvers-DCIII, Inc.	Maxwell-G, Ltd.
(DE/MA)	(TX)

Maxwell-GMII, Ltd.	Maxwell-NII, Ltd.
(TX)	(TX)
dba	dba
Freedom Chevrolet	Round Rock Nissan

Maxwell Chrysler Dodge Jeep, Ltd.	Maxwell Ford, Ltd.
(TX)	(TX)
dba	dba
Maxwell Superstore	Maxwell Ford
Maxwell Country	Maxwell Ford Supercenter

Maxwell-N, Ltd.	Prestige Chrysler South, Ltd.
(TX)	(TX)
dba
Town North Nissan
Maxwell Nissan Supercenter

Subsidiaries of Group 1 Automotive, Inc.

Prestige Chrysler Northwest, Ltd.	McCall-H, Ltd.
(TX)	(TX)
dba	dba
Maxwell Dodge	Sterling McCall Honda of Kingwood
Maxwell Automotive Group	Sterling McCall Honda
Maxwell Dodge Supercenter

McCall-SL, Ltd.	McCall-N, Ltd.
(TX)	(TX)
dba	dba
Lotus of Clear Lake	Sterling McCall Nissan

McCall-TL, Ltd.	McCall-HA, Ltd.
(TX)	(TX)
dba	dba
Sterling McCall Lexus	Sterling McCall Acura
Lexus of Clear Lake

McCall-T, Ltd.	McCall-TII, Ltd.
(TX)	(TX)
dba	dba
Sterling McCall Toyota	Fort Bend Toyota
Sterling McCall Scion	Fort Bend Scion

McCall-SB, Ltd.	Mike Smith Autoplex, Inc.
(TX)	(TX)
dba	dba
Advantage BMW	Mike Smith Buick
BMW of Clear Lake	Mike Smith Cadillac
Advantage BMW Clear Lake	Mike Smith Pontiac
Mike Smith GMC Truck

Mike Smith Autoplaza, Inc.	Mike Smith GM, Inc.
(TX)	(DE/TX)

Mike Smith Automotive-H, Inc.	Mike Smith Automotive-N, Inc.
(DE/TX)	(TX)
dba	dba
Mike Smith Honda	Mike Smith Nissan

Mike Smith Autoplex Dodge, Inc.	Mike Smith Autoplex-German Imports, Inc.
(TX)	(TX)
dba	dba
Mike Smith Chrysler Jeep Dodge	Mike Smith Mercedes Benz

Mike Smith Autoplex Buick, Inc.	Mike Smith Motors, Inc.
(TX)	(TX)

Subsidiaries of Group 1 Automotive, Inc.

Mike Smith Imports, Inc.	Amarillo Motors-C, Ltd.
(TX)	(TX)
dba	dba
BMW of Beaumont	Gene Messer Cadillac
Gene Messer Mitsubishi

Amarillo Motors-F, Ltd.	Amarillo Motors-J, Ltd.
(TX)	(TX)
dba	dba
Gene Messer Ford of Amarillo	Gene Messer Jeep
Gene Messer Ford, Lincoln Mercury and	Gene Messer Chrysler
Mazda of Amarillo	Gene Messer Chrysler Jeep
Gene Messer Mazda	5 Star Accessories
Gene Messer Ford Lincoln Mercury

Lubbock Motors-S, Ltd.	Lubbock Motors-GM, Ltd.
(TX)	(TX)
dba	dba
Gene Messer Mitsubishi	Shamrock Chevrolet
Gene Messer Volkswagen

Lubbock Motors, Ltd.	Lubbock Motors-T, Ltd.
(TX)	(TX)
dba	dba
The Credit Connection	Gene Messer Toyota
The Credit Connection of Amarillo	Gene Messer Scion

Lubbock Motors-F, Ltd.	Lubbock Motors-SH, Ltd.
(TX)	(TX)
dba	dba
Gene Messer Ford	Gene Messer Hyundai
The Credit Connection	Gene Messer Kia
Gene Messer Value Lot
Gene Messer Value Lot Wolfforth
Dr. Scratch

Casa Chrysler Plymouth Jeep Inc.	Casa Chevrolet Inc.
(NM)	(NM)
dba	dba
Casa Chrysler Jeep on the Westside	Casa Chevrolet at Lomas & Louisiana
Casa Mitsubishi	Xtreme Auto-Truck Accessories

West Central Management Co., Ltd.	Sunshine Buick Pontiac GMC Truck, Inc.
(TX/NM)	(NM)
New Mexico — West Central Management
Company, Ltd.

Subsidiaries of Group 1 Automotive, Inc.

Luby Chevrolet Co.	NJ-DM, Inc.
(DE/CO)	(DE/NJ) dba
David Michael Motor Cars of Freehold

NJ-H, Inc.	NJ-HII, Inc.
(DE/NJ)	(DE/NJ)
dba	dba
David Michael Honda of Freehold	Boardwalk Honda

NJ-HA, Inc.	NJ-HAII, Inc.
(DE/NJ)	(DE/NJ)
dba	dba
Elite Acura	Boardwalk Acura

NJ-SB, Inc.	NJ-SV, Inc.
(DE/NJ)	(DE/NJ)
dba	dba
BMW of Atlantic City	David Michael Volkswagen of Freehold

Miller Automotive Group, Inc.	Miller Infiniti, Inc.
(CA)	(CA)

GPI CA-NIII, Inc.	GPI CA-TII, Inc.
(DE/CA)	(DE/CA)
dba	dba
Performance Nissan	Miller Scion of Anaheim
Miller’s Performance Nissan	Miller Toyota of Anaheim

FMM, Inc.	Miller-DM, Inc.
(CA)	(DE/CA)
dba	dba
Miller Toyota	Mercedes Benz of Beverly Hills
Miller Toyota – Culver City	Miller’s Mercedes-Benz of Beverly Hills
Miller Scion

Millbro, Inc.	Miller Family Company, Inc.
(CA)	(CA)
dba	dba
Miller Honda of Culver City	Miller Honda — Van Nuys

Miller Imports, Inc.	Miller Nissan, Inc.
(CA)	(CA)
dba	dba
Miller Mitsubishi	Miller Nissan — Van Nuys

Subsidiaries of Group 1 Automotive, Inc.

Miller-SH, Inc.	Miller-NII, Inc.
(DE/CA)	(DE/CA)
(dba
Miller Suzuki

GPI SAC-SK, Inc.	GPI SD-Imports, Inc.
(DE/CA)	(DE/CA)

GPI SD-DC, Inc.	GPI SAC-T, Inc.
(DE/CA)	(DE/CA)
dba	dba
Rancho Chrysler Jeep Dodge	Folsom Lake Toyota
Rancho Chrysler	Folsom Lake Scion
Rancho Jeep	Folsom Lake Used Car Outlet
Rancho Dodge

GPI AL-N, Inc.	GPI MS-H, Inc.
(DE/AL)	(DE/MS)
dba	dba
Pat Peck Nissan	Pat Peck Honda

GPI MS-N, Inc.	GPI MS-SK, Inc.
(DE/MS)	(DE/MS)
dba	dba
Pat Peck Nissan	Pat Peck Kia

Group 1 Associates, Inc.	Group 1 Associates Holdings, LLC
(DE/TX)	(DE)

Group 1 FL Holdings, Inc.	Group 1 Foundation, Inc.
(DE/FL)	(TX — non-profit)

Group 1 Funding, Inc.	Group 1 Realty, Inc.
(DE)	(DE/CA/FL/MA/TX/OK/GA/NJ)

GPI, Ltd.	Baron Development Company, LLC
(TX/GA)	(KS)

Group 1 Automotive Reinsurance TWO, Ltd.	Group 1 Automotive Reinsurance, Ltd.
(Nevis Islands)	(Nevis Islands)

Group 1 Holdings-DC, LLC	Group 1 Holdings-F, LLC
(DE)	(DE)

Subsidiaries of Group 1 Automotive, Inc.

Group 1 Holdings-GM, LLC	Group 1 Holdings-H, LLC
(DE)	(DE)

Group 1 Holdings N, LLC	Group 1 Holdings-S, LLC
(DE)	(DE)

Group 1 Holdings-T, LLC	Group 1 LP Interests-DC, Inc.
(DE)	(DE)

Group 1 LP Interests-F, Inc.	Group 1 LP Interests-GM, Inc.
(DE)	(DE)

Group 1 LP Interests-H, Inc.	Group 1 LP Interests-N, Inc.
(DE)	(DE)

Group 1 LP Interests-S, Inc.	Group 1 LP Interests-T, Inc.
(DE)	(DE)

SMC Investment, Inc.	Delaware Acquisition-DC, LLC
(TX)	(DE)

Delaware Acquisition-F, LLC	Delaware Acquisition-GM, LLC
(DE)	(DE)

Delaware Acquisition-N, LLC	Delaware Acquisition-T, LLC
(DE)	(DE)